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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (Date of earliest event reported):      September 14, 2000



                       STEINWAY MUSICAL INSTRUMENTS, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  001-11911                   35-1910745
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)



800 SOUTH STREET, SUITE 425
WALTHAM, MASSACHUSETTS                                           02453-1472
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code     (781) 894-9770

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     This Form 8-K/A is being filed to amend the Form 8-K filed on September 29, 2000 by Steinway Musical Instruments, Inc. (the "Company") to include financial statements and pro forma financial information referred to in Item 7 below relating to the Company's acquisition of United Musical Instruments Holdings, Inc. ("UMI") pursuant to a Stock Purchase Agreement dated as of July 20, 2000.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired. The financial statements of UMI are included herein as exhibits 99.1 and 99.2.

(c) PRO FORMA Financial Information. The PRO FORMA combined financial statements are included herein as exhibits 99.3.

(c)  Exhibits.

     2.1 Stock Purchase Agreement dated as of July 20, 2000, by and among Steinway Musical Instruments, Inc. and BIM Holding AG with respect to all the capital stock of United Musical Instruments Holdings, Inc. (previously filed with the Securities and Exchange Commission as an exhibit to the registrant's Report on Form 8-K filed on July 27, 2000 and incorporated herein by reference)

     23.1 Consent of Independent Public Accountants

     99.1 Audited Financial Statements of United Musical Instruments Holdings, Inc. as of December 31, 1999 and 1998 and for the years ended December 31, 1999 and 1998.

     99.2 Unaudited Interim Financial Statements of UMI as of June 30, 2000, and for the periods ended June 30, 2000 and 1999.

     99.3 Unaudited PRO FORMA Combined Financial Information as of June 30, 2000 and for the year ended December 31, 1999 and period ended June 30, 2000.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              STEINWAY MUSICAL INSTRUMENTS, INC.



                              /s/ Dana D. Messina
                              --------------------------------------------------

                              Dana D. Messina
                              Director, President and Chief Executive Officer



Date: November 9, 2000